UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 3, 2023

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101

(Address of Principal Executive Offices) (Zip Code)

(619) 301-4200

Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On April 3, 2023, the Company issued a press release entitled “TPT Strategics' IST LLC Part of Multiple Companies Awarded $250M 5 Year Contract for Design-Build Construction Services from the Department of Interior and Forest Service”. A copy of the press release is attached hereto as Exhibit 99.1.

On April 3, 2023, the Company issued a press release entitled “TPT Global Tech's Subsidiary TPT Strategic, Part of Multiple Companies Awarded a $250M USD 5 Year Contract for Design-Build Construction Services from the Department of Interior and Forest Service”. A copy of the press release is attached hereto as Exhibit 99.2.

On April 6, 2023, the Company issued a press release entitled “TPT Global Tech’s Broadband Subsidiary TPT Speedconnect Closes Merger Agreement with Pink Sheet Company”. A copy of the press release is attached hereto as Exhibit 99.3.

On July 17, 2023, the Company issued a press release entitled “TPT Global Tech and Subsidiary TPT Strategic Announce Charlotte North Carolina Land Purchase and Intent to enter into JV Real Estate Development Partnership Agreement with Julisabar Holdings LLC”. A copy of the press release is attached hereto as Exhibit 99.4.

On August 1, 2023, the Company issued a press release entitled “TPT Global Tech, Inc. Enters into Acquisition Agreement with Broadband Infrastructure, Inc., a Fiber Optic Construction Company located in South Carolina”. A copy of the press release is attached hereto as Exhibit 99.5.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
99.1	Press Release dated April 3, 2023
99.2	Press Release dated April 3, 2023
99.3	Press Release dated April 6, 2023
99.4	Press Release dated July 17, 2023
99.5	Press Release dated August 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

By:	/s/ Stephen J. Thomas, III
Stephen J. Thomas, III, Title: Chief Executive Officer

Date: August 2, 2023

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